UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported):   February 24, 2010

Palatin Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-15543	95-4078884
(State or other jurisdiction	(Commission	(IRS employer
of incorporation)	File Number)	identification number)

4C Cedar Brook Drive, Cranbury, NJ	08512
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (609) 495-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

           On February 24, 2010, we entered into a letter agreement (the “Letter Agreement”) with Rodman & Renshaw, LLC (the “Placement Agent”) relating to the sale by us of 9,629,629 units in a “registered direct” offering (the "Offering”) at a purchase price of $0.27 per unit (each, a “Unit”). Each Unit consists of (i) one share of our common stock, par value $0.01 per share (the “Common Stock”), (ii) one Series A warrant to purchase 0.33 of one share of Common Stock (the “Series A Warrants”) and (iii) one Series B warrant to purchase 0.33 of one share of Common Stock (the “Series B Warrants”).  The Series A Warrants are exercisable beginning 181 days after issuance and have a three-year term thereafter, and will be exercisable at an exercise price of $0.30 per share. The Series B Warrants have a 180 day term from the date of issuance, are exercisable immediately upon issuance and will be exercisable at an exercise price of $0.27 per share. The sale of the Units is being made pursuant to a Securities Purchase Agreement dated February 24, 2010.  The net proceeds to the Company from the sale of the Units, after deducting for the Placement Agent’s fees and offering expenses, will be approximately $2.33 million.  In addition, we will issue to the Placement Agent a warrant to purchase up to 481,482 shares of Common Stock at an exercise price of $0.34 per share (the “Placement Agent Warrant”).  The Placement Agent Warrant is exercisable commencing on issuance and expires on November 26, 2012.  The Placement Agent has no obligation to buy any shares of Common Stock from us.

           The Letter Agreement, the form of Series A and B Warrant, the Placement Agent Warrant, the opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. and the form of Securities Purchase Agreement are filed as Exhibits 1.1, 4.1, 5.1 and 10.1, respectively, to this Current Report on Form 8-K, and such documents are incorporated herein by this reference.

           The Units are being sold pursuant to a prospectus supplement dated February 24, 2010 and an accompanying prospectus dated November 27, 2007, pursuant to our effective shelf registration statement on Form S-3 (Registration No. 333-146392). The Offering is scheduled to close on March 2, 2010, subject to customary closing conditions.  The Placement Agent Warrant is offered and sold by us in reliance upon exemptions from the registration statement requirements by Section 4(2) of the Securities Act of 1933, as amended.

Item 8.01    Other Events.

           On February 25, 2010, we issued a press release, attached as Exhibit 99.1 to this report, concerning the offering.

Item 9.01    Financial Statements and Exhibits.

(d)           Exhibits:

1.1	Letter agreement dated February 24, 2010 by and between Palatin Technologies, Inc. and Rodman & Renshaw, LLC

4.1	Form of Series A and Series B Warrant

4.2	Form of Placement Agent Warrant

5.1	Legal Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. dated February 24, 2010

10.1	Form of Securities Purchase Agreement

23.1	Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. (included as part of Exhibit 5.1)

99.1	Press Release dated February 25, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALATIN TECHNOLOGIES, INC.

Date: February 26, 2010	By:	/s/ Stephen T. Wills
Stephen T. Wills, CPA, MST Executive Vice President - Operations and Chief Financial Officer

EXHIBIT INDEX

1.1	Letter agreement dated February 24, 2010 by and between Palatin Technologies, Inc. and Rodman & Renshaw, LLC

4.1	Form of Series A and Series B Warrant

4.2	Form of Placement Agent Warrant

5.1	Legal Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. dated February 24, 2010

10.1	Form of Securities Purchase Agreement

23.1	Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. (included as part of Exhibit 5.1)

99.1	Press Release dated February 25, 2010